UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Tiga Energy Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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*** EXERCISE YOUR RIGHT TO VOTE ***

IMPORTANT NOTICE REGARDING THE AVAILABILITY
OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING
TO BE HELD ON JUNE 27, 2011

This is not a ballot.  You cannot use this notice to vote these shares.   This communication presents only an overview of the more complete materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the materials before the annual meeting.

ACCESSING PROXY MATERIALS ONLINE:

The following proxy materials are available for you to review online:

•	the Notice and Proxy Statement for the Annual Meeting;
•	the Proxy Card;
•	the Company's Annual Report on Form 10-K for the year ended December 31, 2011; and
•	Amendment No. 1 to the Company's Annual Report on Form 10-K for the year ended December 31, 2011

You may access and download these materials on the Internet at:

http://www.tigaenergy.com/2011annualmeeting

OBTAINING A FREE PAPER OR EMAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or email copy of these documents, you must request one.  There is NO charge to you for requesting a copy.  Please make your request for a copy by June 10, 2011 to facilitate timely delivery.  The request should be made to:

By mail:	Tiga Energy Services, Inc. Frost Bank Tower, 401 Congress Avenue, Suite 1540, Austin, TX 78701
By telephone:	You may call us at (512) 687-3451.
By email:	mhathaway@tigaenergy.com

The Annual Meeting of Stockholders of Tiga Energy Services, Inc. will be held on June 27, 2011, at 10:30 a.m., Central Time, at 204 East 6th Street, Austin, Texas 78701 for the following purposes.

1.	To elect four directors.
2.	To ratify the appointment of M&K CPAS, PLLC as our independent registered public accounting firm for the year ending December 31, 2011.
3.	To vote on such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

If you want to obtain directions to attend the meeting and vote in person, you may call us at (512) 687-3451 or email us at mhathaway@tigaenergy.com.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must request a paper copy of the proxy materials to receive a proxy card and vote as instructed on the proxy card.  If you wish to attend and vote at the meeting, please bring this notice with you.